UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 15, 2006


                         CLEAN WATER TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)


   Delaware                     000-27629                 23-2426437
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(State or other                (Commission              (IRS Employer
 jurisdiction of               File Number)           Identification No.)
 incorporation)


 4030 Palos Verdes Drive N., Suite 104, Rolling Hills, CA             90274
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         (Address of principal executive offices)                  (Zip Code)

        Registrant's telephone number, including area code (310) 265-8918

         2716 St. Andrews Boulevard, Suite 200, Tarpon Springs, FL 34688
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events
                  -------------

         On May 15, 2006, the Registrant announced its financial results for the three and nine months ended March 31, 2006.

         See Registrant's press release attached hereto as Exhibit 99.1.

Item 9.01.        Financial Statements and Exhibits
                  ---------------------------------

(a) Not applicable.

(b) Not applicable.

(c) Exhibits

                                          99.1 Press Release, dated May 15, 2006

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  May 17, 2006

                                           CLEAN WATER TECHNOLOGIES, INC.



                                            By: /s/ Suzanne Lewsadder
                                                ---------------------
                                                Name:  Suzanne Lewsadder
                                                Title: Chief Executive Officer